                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - June 26, 1998

    In our last report to shareholders, we discussed the economic problems in Asia and our view that this might cause U.S. interest rates to go lower. Interest rates have dipped and stocks responded by rising to impressive heights. Low interest rates and record mergers pushed financial stocks skyward. Stock market profits have followed an almost perfect economy. However, increasing interest rates cannot be ruled out with consumer spending strong and 4.3% unemployment, a 30 year low. Optimists on interest rates point to the strong U.S. dollar, low commodity prices, and interest rates which have room to drop if inflation stays low.

    High equity prices and uncertainty over the Japanese economic quagmire prompt our taking a watchful course. The U.S. Treasury has intervened in the currency markets to support the yen and Japan responded with pledges to fix its wobbly banking system. Now, the world awaits Japanese action; political will is needed to attack the problem. All U.S. exports to Asia amount to just 2.4% of U.S. gross domestic product and exports to Japan account for 1% of U.S. gross domestic product. The United States is not directly exposed, but many fear a continuing downward economic spiral in Asia and damage to the entire world economy. These cautionary factors and merger fever in the markets have encouraged us to take capital gains by reducing our positions in American Express, American International Group, Conseco, Fannie Mae, Nationsbank, and PNC Bancorp. Wells Fargo was sold for a profit of $7,619,003 when we reached a 426% profit.

    Besides pruning our holdings in the financial sector, we trimmed Coca-Cola, Comcast, General Dynamics, and Time-Warner. Jostens Inc. and UST Inc. were sold. In the first half of the fiscal year, we have netted $18.5 million in capital gains.

    We added to our position in Commerce Group, a property casualty insurance company, and invested in Borg Warner Automotive, a provider of powertrain components to the automobile industry.

    At May's end, 20.7% of our assets were invested in short-term financial instruments. This gives us the capability to seize new opportunities as they occur. We look forward to fresh opportunity.

                                            Very truly yours,
                                            /s/ Donald H. Baxter
                                            Donald H. Baxter
                                            President

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 1998

Shares                                                               Value
-------                                                           -----------
                             COMMON STOCKS - 72.9%
                               AUTOMOTIVE - 1.2%
 25,000  Borg-Warner Automotive Inc. ..........................  $  1,425,000
                                                                  -----------
                                 BANKS - 11.7%
 70,000  National City Corp. ..................................     4,742,500
 35,000  NationsBank Corp. ....................................     2,651,250
115,000  PNC Bank Corp. .......................................     6,641,250
                                                                  -----------
                                                                   14,035,000
                                                                  -----------
                               BEVERAGES - 6.5%
100,000  Coca Cola Co. ........................................     7,837,500
                                                                  -----------
                            COMMUNICATIONS - 11.8%
130,000  Comcast Corp. Class "A"................................    4,387,500
130,000  Comcast Corp. Special Class "A"........................    4,456,563
136,000  SBC Communications Inc. ...............................    5,287,000
                                                                  -----------
                                                                   14,131,063
                                                                  -----------
                                DEFENSE - 5.9%
160,000  General Dynamics Corp. ................................    7,110,000
                                                                  -----------
                           FINANCIAL SERVICES - 8.5%
 35,000  American Express Co. ..................................    3,591,875
110,000  Federal National Mortgage Association..................    6,586,250
                                                                  -----------
                                                                   10,178,125
                                                                  -----------
                              FOOD-RETAIL - 1.4%
130,000  Ingles Markets, Inc. Class "A" ........................    1,625,000
                                                                  -----------
                               INSURANCE - 7.6%
 55,000  American International Group Inc. .....................    6,809,687
 30,000  Commerce Group, Inc. ..................................    1,070,625
 25,000  Conseco, Inc. .........................................    1,165,625
                                                                  -----------
                                                                    9,045,937
                                                                  -----------
                                  OIL - 9.0%
 55,000  Kerr-McGee Corp. ......................................    3,478,750
210,000  Occidental Petroleum Corp. ............................    5,801,250
 25,000  Texaco, Inc. ..........................................    1,443,750
                                                                  -----------
                                                                   10,723,750
                                                                  -----------
                               PUBLISHING - 2.8%
 15,000  Time Warner Inc. ......................................    1,167,188
  4,000  Washington Post Co. Cl B ..............................    2,161,000
                                                                  -----------
                                                                    3,328,188
                                                                  -----------


Shares                                                               Value
-------                                                           -----------
                       SPECIALIZED CONSUMER GOODS - 2.7%
 70,000  Nike. Inc. Cl B .......................................    3,220,000
                                                                  -----------
                               UTILITIES - 3.8%
120,000  Western Resources, Inc. ...............................    4,605,000
                                                                  -----------

         Total Value of Common Stocks (cost $46,144,668)........   87,264,563
                                                                  -----------

Principal
 Amount
---------
                      U.S. GOVERNMENT OBLIGATIONS - 6.0%
$5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04
         (cost $6,411,531)                                          7,101,565
                                                                  -----------

                      SHORT-TERM CORPORATE NOTES - 20.7%
         Chevron USA Corp.,
 4,180M    5.51%, due 6/11/98                                       4,180,000
         CIT Group Holdings Corp.,
 3,800M    5.541%, due 7/9/98                                       3,800,000
         GE Capital Corp.,
 1,600M    5.546%, due 6/04/98                                      1,600,000
   870M    5.535%, due 6/04/98                                        870,000
 3,100M    5.562%, due 7/16/98                                      3,100,000
         General Motors Acceptance Corp.,
 6,000M    5.521%, due 7/2/98                                       6,000,000
         Prudential Funding Corp.,
 2,490M    5.525%, due 6/18/98                                      2,490,000
 2,750M    5.536%, due 6/25/98                                      2,750,000
                                                                  -----------
         Total Value of Short-Term Corporate Notes
           (cost $24,790,000)                                      24,790,000
                                                                  -----------

Total Value of Investments (cost $77,346,199)...........  99.6%   119,156,128
Other Assets, less Liabilities .........................    .4        488,680
                                                          ------  -----------
Net Assets.............................................  100.0%  $119,644,808
                                                         ======   ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1998

ASSETS
      Investments in securities, at value
        (identified cost $77,346,199) (Note 1A).....             $119,156,128
      Cash..........................................                  335,605
      Dividends and interest receivable.............                  283,180
      Other assets..................................                   12,657
                                                                 ------------
         TOTAL ASSETS...............................              119,787,570


LIABILITIES
      Accrued advisory and administrative fees......$   99,784
      Other accrued expenses........................    42,978
                                                    ----------
         TOTAL LIABILITIES..........................                  142,762
                                                                 ------------
NET ASSETS..........................................             $119,644,808
                                                                 ============

NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 59,215,820
      Undistributed net investment income ..........                  113,881
      Accumulated net realized gain on investments..               18,505,178
      Net unrealized appreciation in value of
         investments................................               41,809,929
                                                                 ------------
         TOTAL......................................             $119,644,808
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($119,644,808 / 11,706,710 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                   $10.22
                                                                       ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 1998

INVESTMENT INCOME
  Income:
      Dividends.............................    $  972,968
      Interest..............................       445,168
                                                ----------
            TOTAL INCOME....................                  $ 1,418,136

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       446,473
      Distribution plan expenses ...........       154,926
      Administrative fee ...................       148,824
      Professional fees.....................        50,888
      Director fees and expenses............        34,128
      Fund accounting expense...............        25,072
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        19,916
      Custodian fees........................        15,781
      Other expenses........................        34,441
                                                ----------
        TOTAL EXPENSES......................       930,449
        Less: Custodian fees paid indirectly         1,954
                                                ----------
               NET EXPENSES ................                      928,495
                                                               ----------
        INVESTMENT INCOME-NET...............                      489,641

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......    18,505,178
      Net unrealized depreciation of
        investments.........................    (6,645,005)
                                                ----------
        Net gain on investments.............                   11,860,173
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $12,349,814
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended      Year Ended
                                                      May 31,    November 30,
                                                       1998         1997
                                                   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income......................... $    489,641   $  1,059,020
   Net realized gain on investments..............   18,505,178      9,197,530
   Net unrealized appreciation (depreciation) of
       investments...............................   (6,645,005)    15,173,415
                                                   -----------    -----------
        Net increase in net assets resulting from
            operations...........................   12,349,814     25,429,965


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.........................   (  616,204)    (1,234,269)
   Net realized gain on investments..............   (9,189,061)    (  362,363)

CAPITAL SHARE TRANSACTIONS
   Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....    3,606,107     (7,639,496)
                                                   -----------    -----------
        Net increase in net assets...............    6,150,656     16,193,837

NET ASSETS
   Beginning of year.............................  113,494,152     97,300,315
                                                   -----------    -----------
   End of period (including undistributed net
     investment income of $113,881 and $240,444,
     respectively)............................... $119,644,808   $113,494,152
                                                   ===========    ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on May 29, 1998. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bond. Interest income and estimated expenses are accrued daily.


2. CAPITAL STOCK
    At May 31, 1998 there were 11,706,710 shares outstanding. Transactions in capital stock were as follows:

                                 Six Months Ended            Year Ended
                                   May 31, 1998          November 30, 1997
                             -----------------------  ----------------------
                               Shares       Amount      Shares      Amount
                             ----------  -----------  ---------   ----------
Capital stock sold.........    12,590    $   128,861      32,832  $   281,352
Capital stock issued in
   reinvestment of
   distributions ..........   868,114      8,183,957     152,288    1,296,925
Capital stock redeemed.....  (466,025)    (4,706,711) (1,054,871)  (9,217,773)
                             --------    -----------  ----------  -----------
  Net increase (decrease)..   414,679    $ 3,606,107    (869,751) $(7,639,496)
                             ========    ===========  ==========  ===========

                                       6

                           PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 1998, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $9,575,678 and $33,385,162 respectively. There were no purchases or sales of long-term United States Government obligations during the period.

    At May 31, 1998, the cost of investments for Federal income tax purposes was $77,346,199. Accumulated net unrealized appreciation on investments was $41,809,929 consisting of $42,131,185 gross unrealized appreciation and $321,256 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the six months ended May 31, 1998, directors of the Fund who are not affiliated with BFC received directors fees aggregating $23,500. Thomas J.
Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $6,250 for the above six month period.

    The Fund's Custodian has provided credits in the amount of $1,954 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly.

    A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and

                                       7

                           PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc.
for providing Fund Shareholders with similar services.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

                                       8

                            PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.




                                       Six Months             Year Ended November 30,
                                         Ended      ------------------------------------------
PER SHARE DATA                        May 31, 1998   1997      1996     1995     1994     1993
--------------                        ------------  ------    ------   ------   ------   ------
Net Asset Value, Beginning of Year..    $10.05      $ 8.00    $ 7.81   $ 6.29   $ 7.52   $ 6.52
                                      ------------  ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................     0.04        0.09      0.13     0.14     0.13     0.13
Net Realized & Unrealized Gain
    (Loss) on Investments............     1.00        2.10      0.99     1.51    (0.61)    1.05
                                      ------------  ------    ------   ------   ------   ------
Total From Investment Operations.....     1.04        2.19      1.12     1.65    (0.48)    1.18
                                      ------------  ------    ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................     0.05        0.11      0.14     0.10     0.13     0.10
Net Realized Gains...................     0.82        0.03      0.79     0.03     0.62     0.08
                                      ------------  ------    ------   ------   ------   ------
Total Distributions..................     0.87        0.14      0.93     0.13     0.75     0.18
                                      ------------  ------    ------   ------   ------   ------
Net Asset Value, End of Period.......   $10.22      $10.05    $ 8.00   $ 7.81   $ 6.29   $ 7.52
                                      ============  ======    ======   ======   ======   ======

TOTAL RETURN (%).....................    11.10       27.62     16.04    26.58    (7.17)   18.41
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)..................... $119,645      $113,494  $97,300  $92,104  $80,225  $94,282

Ratio to Average Net Assets:
  Expenses (%).......................     1.57 (a)    1.53      1.56     1.62     1.67     1.60
  Net Investment Income (%)..........     0.82 (a)    1.02      1.69     1.86     1.89     1.81

Portfolio Turnover Rate (%)..........        9          17        14       59       28       24

Average commission rate * ...........   $.1626        $.1216   $.1366



  * Average commission rate (per share of security) as required by amended disclosure requirements effective September 1995.
(a) Annualized

                       See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of May 31, 1998, and the related statement of operations for the six months then ended, and the statements of changes in net assets and financial highlights for the six months ended May 31, 1998 and the year ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at May 31, 1998, and the results of its operations for the six months then ended and changes in its net assets and financial highlights for the six months ended May 31, 1998 and the year ended November 30, 1997, in conformity with generally accepted accounting principles.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 19, 1998

                           PHILADELPHIA FUND, INC.


OFFICERS
DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF
KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS
DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON
ROBERT A. UTTING


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561)395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP  Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                          SEMI-ANNUAL
            (561) 395-2155                                REPORT

                                                       MAY 31, 1998

                [LOGO]





You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded or accompanied by an effective prospectus.